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                                                                   Exhibit 10.6


















                          LOAN AND SECURITY AGREEMENT

                        $1,000,000 WORKING CAPITAL LINE
                                  PROVIDED BY
                              SILICON VALLEY BANK
                                       TO
                               T/R SYSTEMS, INC.

                                OCTOBER 17,1997
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         This LOAN AND SECURITY AGREEMENT is entered into as of OCTOBER
17,1997, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name Silicon Valley East ("Bank"), and T/R SYSTEMS, INC., a Georgia corporation with its principal place of business at 5985 Financial Drive, Norcross, Georgia 30071 ("Borrower").

                                    RECITALS

         Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                   AGREEMENT

         The parties agree as follows:

         1.       DEFINITIONS AND CONSTRUCTION

                  1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                          "Accounts" means all presently existing and hereafter
arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                          "Advance" or "Advances" means a loan advance under
the Committed Revolving Line.

                          "Affiliate" means, with respect to any Person, any
Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

                          "Bank Expenses" means all reasonable costs or
expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

                          "Borrower's Books" means all of Borrower's books and
records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                          "Borrowing Base" means an amount equal to EIGHTY
percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

                          "Business Day" means any day that is not a Saturday,
Sunday, or other day on which banks in the State of California are authorized or required to close.

                          "Closing Date" means the date of this Agreement.

                          "Code" means the Massachusetts Uniform Commercial
Code.
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                          "Collateral" means the property described on Exhibit
A attached hereto.

                          "Committed Revolving Line" means a credit extension
of up to ONE MILLION AND NO/100THS Dollars ($1,000,000).

                          "Contingent Obligation" means, as applied to any
Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                          "Copyrights" means any and all copyright rights,
copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

                          "Credit Extension" means each Advance, Letter of
Credit, or any other extension of credit by Bank for the benefit of Borrower hereunder.

                          "Current Assets" means, as of any applicable date,
all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

                          "Current Liabilities" means, as of any applicable
date, all amounts that should, in accordance with GAAP be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement and all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

                          "Eligible Accounts" means those Accounts that arise
in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon thirty (30) days prior notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

                          (a)      Accounts that the account debtor has failed
to pay within ninety (90) days of invoice date;

                          (b)      Accounts with respect to an account debtor,
fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                          (c)      Accounts with respect to an account debtor,
including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;
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                          (d)      Accounts with respect to which the account
debtor does not have its principal place of business in the United States;

                          (e)      Accounts with respect to which the account
debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof,

                          (f)      Accounts with respect to which Borrower is
liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

                          (g)      Accounts generated by demonstration or
promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                          (h)      Accounts with respect to which the account
debtor is an Affiliate, officer, employee, or agent of Borrower;

                          (i)      Accounts with respect to which the account
debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                          (j)      Accounts the collection of which Bank
reasonably determines to be doubtful.

                          "Eligible Foreign Accounts" means Accounts with
respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit either advised or negotiated through Bank or in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis.

                          "Eligible Inventory" means that portion of Borrower's
Inventory that is located at Borrower's principal place of business or such other locations as are permitted under Section 7.10 and that complies with the representations and warranties set forth in Section 5.5, but shall in any event exclude used, returned or obsolete Inventory.

                          "Equipment" means all present and future machinery,
equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                          "ERISA" means the Employment Retirement Income
Security Act of 1974, as amended, and the regulations thereunder.

                          "GAAP" means generally accepted accounting principles
as in effect in the United States from time to time.

                          "Indebtedness" means (a) all indebtedness for
borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and
(d) all Contingent Obligations.

                          "Insolvency Proceeding" means any proceeding
commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.
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                          "Inventory" means all present and future inventory in
which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

                          "Investment" means any beneficial ownership of
(including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

                          "IRC" means the Internal Revenue Code of 1986, as
amended, and the regulations thereunder.

                          "Letter of Credit" means a letter of credit or
similar undertaking issued by Bank pursuant to Section 2.1.2.

                          "Letter of Credit Reserve" has the meaning set forth
in Section 2.1.2.

                          "Lien" means any mortgage, lien, deed of trust,
charge, pledge, security interest or other encumbrance.

                          "Loan Documents" means, collectively, this Agreement,
any note or notes executed by Borrower, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

                          "Mask Works" means all mask work or similar rights
available for the protection of semiconductor chips, now owned or hereafter acquired;

                          "Material Adverse Effect" means a material adverse
effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

                          "Maturity Date" means the Revolving Maturity Date.

                          "Negotiable Collateral" means all of Borrower's
present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

                          "Obligations" means all debt, principal, interest,
Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

                          "Patents" means all patents, patent applications and
like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

                          "Payment Date" means the SIXTEENTH (16th) calendar
day of each month commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date.

                          "Permitted Indebtedness" means:

                          (a)      Indebtedness of Borrower in favor of Bank
arising under this Agreement or any other Loan Document;
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                          (b)   Indebtedness existing on the Closing Date and
disclosed in the Schedule;

                          (c)   Subordinated Debt;

                          (d)   Indebtedness to trade creditors incurred in the
ordinary course of business; and

                          (e)   Indebtedness secured by Permitted Liens.

                          "Permitted Investment" means:

                          (a)   Investments existing on the Closing Date
disclosed in the Schedule; and

                          (b)   (i) marketable direct obligations issued or
unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and
(iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

                          "Permitted Liens" means the following:

                          (a)   Any Liens existing on the Closing Date and
disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

                          (b)   Liens for taxes, fees, assessments or other
governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, provided the same have no priority over any of Bank's security interests;

                          (c)   Liens (i) upon or in any Equipment acquired or
held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                          (d)   Liens on Equipment leased by Borrower or any
Subsidiary pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such Equipment (including Liens pursuant to leases permitted pursuant to Section 7.1 and Liens arising from UCC financing statements regarding leases permitted by this Agreement).

                          (e)   Liens incurred in connection with the
extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (d) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                          "Person" means any individual, sole proprietorship,
partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                          "Prime Rate" means the variable rate of interest, per
annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

                          "Quick Assets" means, as of any applicable date, the
consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than 90 days of Borrower determined in accordance with GAAP.
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                          "Responsible Officer" means each of the Chief
Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

                          "Revolving Maturity Date" means OCTOBER 16, 1998.

                          "Schedule" means the schedule of exceptions attached
hereto, if any.

                          "Subordinated Debt" means any debt incurred by
Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

                          "Subsidiary" means with respect to any Person,
corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

                          "Tangible Net Worth" means as of any applicable date,
the consolidated total assets of Borrower and its Subsidiaries minus, without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

                          "Total Liabilities" means as of any applicable date,
any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

                          "Trademarks" means any trademark and service mark
rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks.

                 1.2 Accounting and Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/ "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

          2.     LOAN AND TERMS OF PAYMENT

                 2.1 Credit Extensions. Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

                          2.1.1    Revolving Advances.

                                   (a)    Subject to and upon the terms and
conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

                                   (b)    Whenever Borrower desires an Advance,
Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

                                   (c)   The Committed Revolving Line shall
terminate on the Revolving Maturity Date, at which time all Advances under this
Section 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

                          2.1.2    Letters of Credit.

                                   (a)   Subject to the terms and conditions of
this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the then outstanding principal balance of the Advances; provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed FIVE HUNDRED THOUSAND AND NO/100THS Dollars ($500,000). Each Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Revolving Maturity Date provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

                                   (b)   The obligation of Borrower to
immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

                                   (c)   Borrower may request that Bank issue a
Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                                   (d)   Upon the issuance of any Letter of
Credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Committed Revolving Line for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding.

                   2.2 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1.1 and
2.1.2 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

                   2.3    Interest Rates, Payments, and Calculations.

                          (a)   Interest Rate. Except as set forth in Section
2.3(b), any Credit Extensions shall bear interest, on the average daily balance thereof, at a per annum rate equal to ONE (1.0) percentage point above the Prime Rate.
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                          (b)   Default Rate. All Obligations shall bear
interest, from and after the occurrence of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                          (c)   Payments. Interest hereunder shall be due and
payable on each Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number ___________________ for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrowers accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                          (d)   Computation. In the event the Prime Rate is
changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                  2.4 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                  2.5     Fees. Borrower shall pay to Bank the following:

                          (a)   Facility Fee. A Facility Fee equal to FIVE
THOUSAND Dollars ($5,000), which fee shall be due on the Closing Date and shall be fully earned and non-refundable;

                          (b)   Financial Examination and Appraisal Fees.
Bank's customary fees and out-of-pocket expenses for Bank's audits of Borrowers Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents, in accordance with Section 6.3(ii);

                          (c)   Bank Expenses. Upon demand from Bank,
including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses not in excess of $2,500, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

                  2.6 Additional Costs. In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                          (a)   subjects Bank to any tax with respect to
payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                          (b)   imposes, modifies or deems applicable any
deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

                          (c)   imposes upon Bank any other condition with
respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to, among other loans, the Obligations, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

                  2.7 Term. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Revolving Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

         3.       CONDITIONS OF LOANS

                  3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                          (a)   this Agreement and the Revolving Promissory
Note each duly executed by Borrower;

                          (b)   a certificate of the Secretary of Borrower with
respect to charter, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

                          (c)   financing statements (Forms UCC-1);

                          (d)   insurance certificate;

                          (e)   payment of the fees and Bank Expenses then due
specified in Section 2.5 hereof,

                          (f)   completion of Bank's first audit of Borrower's
Accounts; and

                          (g)   such other documents, and completion of such
other matters, as Bank may reasonably deem necessary or appropriate, but not including an opinion of Borrower's counsel.

                  3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                          (a)   timely receipt by Bank of the Payment/Advance
Form as provided in Section 2.1; and

                          (b)   the representations and warranties contained in
Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

         4.       CREATION OF SECURITY INTEREST

                  4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower acknowledges that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

                  4.2 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

                  4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

          5.      REPRESENTATIONS AND WARRANTIES

                  Borrower represents and warrants as follows:

                  5.1 Due Organization and Qualification. Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

                  5.2 Due Authorization: No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles/Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

                  5.3 No Prior Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

                  5.4 Bona Fide Eligible Accounts. The Eligible Accounts are bona fide existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

                  5.5 Merchantable Inventory. All Inventory is in all material respects of good and marketable quality, free from all material defects.

                  5.6 Name: Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business and will not without at least thirty (30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

                  5.7 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

                  5.8 No Material Adverse Change in Financial Statements. All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

                  5.9 Solvency. The fair saleable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

                  5.10 Regulatory Compliance. Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it; violation of which could have a Material Adverse Effect.

                  5.11 Environmental Condition. None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary: and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

                  5.12 Taxes. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein

                  5.13 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

                  5.14 Government Consents. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

                  5.15 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

         6.       AFFIRMATIVE COVENANTS

                  Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

                  6.1 Good Standing. Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which 'the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrowers business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

                  6.2 Government Compliance. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

                  6.3 Financial Statements, Reports, Certificates. (i) Borrower shall deliver to Bank:

                          (a)   as soon as available, but in any event within
twenty five (25) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;

                          (b)   as soon as available, but in any event within
one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank;

                          (c)   within five (5) days of filing, copies of all
statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission;

                          (d)   promptly upon receipt of notice thereof, a
report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more;

                          (e)   such budgets, sales projections, operating
plans or other financial information as Bank may reasonably request from time to time.

                          (f)   within fifteen (15) days after the last day of
each month quarter, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable.

                          (g)   within twenty five (25) days after the last day
of each month quarter, with the monthly quarterly financial statements, a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

                  (ii) Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing.

                  6.4 Inventory: Returns. Borrower shall keep all Inventory in good and marketable condition. free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than One Hundred Thousand Dollars ($100,000).

                  6.5 Taxes. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (i) contested in good faith by appropriate proceedings , (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

                  6.6     Insurance.

                          (a)   Borrower, at its expense, shall keep the
Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                          (b)   All such policies of insurance shall be in such
form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

                  6.7 Principal Depository. Borrower shall maintain its principal depository and operating accounts with Bank.

                  6.8 Quick Ratio. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities less deferred revenues of at least 2.0 to 1.0.

                  6.9 Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than FOUR MILLION SIX HUNDRED THOUSAND AND NO/100THS Dollars ($4,600,000).

                  6.10 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

          7.      NEGATIVE COVENANTS

                  Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following without Bank's prior written consent, which consent may be given or withheld in Bank's sole discretion:

                  7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business, or (iv) of worn-out or obsolete Equipment.

                  7.2 Changes in Business. Ownership, or Management, Business Locations. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a change in Borrower's ownership, other than a public offering of the capital stock of Borrower, or management. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office. Borrower will notify Bank within sixty
(60) after Borrower has added any new offices or business locations.

                  7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

                  7.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

                  7.5 Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

                  7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock other than dividends payable solely in capital stock of Borrower.

                  7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

                  7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

                  7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

                  7.10 Inventory. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

                  7.11 Compliance. Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

                  7.12. Negative Pledge of Intellectual Property. Borrower shall not, without Bank's prior written consent which consent shall not be unreasonably withheld, sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrowers intellectual property, including, without limitation, the following:

                          (a)   Any and all copyright rights, copyright
applications, copyright registrations and the like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

                          (b)   Any and all trade secrets, and any and all
intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                          (c)   Any and all design rights which may be
available to Borrower now or hereafter existing, created, acquired or held;

                          (d)   All patents, patent applications and like
protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications;

                          (e)   Any trademark and service mark rights, whether
registered or not, applications to register and registrations of the same and like protections, and the entire good will of the business of Borrower connected with and symbolized by such trademarks;

                          (f)   Any and all claims for damages by way of past,
present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                          (g)   All licenses or other right to use any of the
Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                          (h)   All amendments, extensions, renewals and
extensions of any of the Copyrights, Trademarks or Patents; and

                          (i)   All proceeds and products of the foregoing,
including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         8.       EVENTS OF DEFAULT

                  Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

                  8.1 Payment Default. If Borrower fails to pay, when due, any of the Obligations.

                  8.2     Covenant Default.

                          (a)   If Borrower fails to perform any obligation
under Sections 6.3, 6.6, 6.7, 6.8 or 6.9 or violates any of the covenants contained in Article 7 of this Agreement, or

                          (b)   If Borrower falls or neglects to perform, keep,
or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

                  8.3 Material Adverse Change. If there (i) occurs an event having a Material Adverse Effect or (ii) is a material impairment of the value of the Collateral which is not covered by adequate insurance or the perfection or priority of Bank's security interests in the Collateral;

                  8.4 Attachment. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

                  8.5 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 45 days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

                  8.6 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse
Effect:

                  8.7 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

                  8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of twenty (20) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

                  8.9 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

          9.      BANK'S RIGHTS AND REMEDIES

                  9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower

                          (a)   Declare all Obligations, whether evidenced by
this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

                          (b)   Cease advancing money or extending credit to or
for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                          (c)   Demand that Borrower (i) deposit cash with Bank
in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit;

                          (d)   Settle or adjust disputes and claims directly
with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                          (e)   Without notice to or demand upon Borrower, make
such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                          (f)   Without notice to Borrower set off and apply to
the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                          (g)   Ship, reclaim, recover, store, finish, maintain,
repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this
Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                          (h)   Sell the Collateral at either a public or
private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

                          (i)   Bank may credit bid and purchase at any public
sale, or at any private sale as permitted by law; and

                          (j)   Any deficiency that exists after disposition of
the Collateral as provided above will be paid immediately by Borrower.

                  9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (f) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in
Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                  9.3 Accounts Collection. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

                  9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves under the Committed Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                  9.5 Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

                  9.6 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                  9.7 Demand: Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

          10.     NOTICES

                  Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

          If to Borrower     T/R Systems, Inc.
                             5985 Financial Drive
                             Norcross, GA 30071
                             Attn: Lyle Newkirk, CFO
                             FAX: (770) 448-3202

                  12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                  12.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                                                    "Bank"

T/R SYSTEMS, INC.                                             SILICON VALLEY BANK, doing business
                                                              as SILICON VALLEY EAST


By: /s/ Michael E. Kohlsdorf                                  By: /s/ Gerard F. Benson
   ------------------------------------                       ------------------------------------------
   Michael E. Kohlsdorf, President, CEO                       Gerard F. Benson


By: /s/ Lyle Newkirk                                          SILICON VALLEY BANK
   ------------------------------------
   Lyle Newkirk, CFO                                          By:  /s/
                                                                 ---------------------------------------
                                                              Title: AVP
                                                                    ------------------------------------
                                                              (Signed in Santa Clara County, California)

                                   EXHIBIT A

         The Collateral shall consist of all right, title and interest of Borrower in and to the following:

         (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

         (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, claims, literature, reports, catalogs, income tax refunds, payments of insurance and rights to payment of any kind;

         (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

         (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing; and

         (f) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

         Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, trademarks, servicemarks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing.

                                   EXHIBIT B

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO:  CENTRAL CLIENT SERVICE DIVISION               DATE: _______________________

FAX #: (408) __________________                      TIME: _____________________

FROM: __________________________________________________________________________
BORROWER'S NAME

FROM: __________________________________________________________________________
AUTHORIZED SIGNER'S NAME

________________________________________________________________________________
AUTHORIZED SIGNATURE

PHONE: _________________________________________________________________________

FROM ACCOUNT # _________________________ TO ACCOUNT # __________________________

REQUESTED TRANSACTION TYPE               REQUEST DOLLAR AMOUNT
--------------------------               ---------------------
PRINCIPAL INCREASE (ADVANCE)             $
                                          --------------------------------------
PRINCIPAL PAYMENT (ONLY)                 $
                                          --------------------------------------
INTEREST PAYMENT (ONLY)                  $
                                          --------------------------------------
PRINCIPAL AND INTEREST (PAYMENT)         $
                                          --------------------------------------

OTHER INSTRUCTIONS: ____________________________________________________________

All representations and warranties of Borrower stated in the Loan and Security Agreement dated as of October 17, 1997 are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

                                 BANK USE ONLY:
                               TELEPHONE REQUEST:
The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

---------------------------------------------
Authorized Requester

                              -----------------------------------------
                              Authorized Signature (Bank)
                              Phone # _________________________________

                          LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of March 31, 1998, by and between T/R Systems, Inc., a Georgia corporation ("Borrower") whose address is 5985 Financial Drive, Norcross, Georgia 30071, and Silicon Valley Bank, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 3343 Peachtree Road, N.E., Suite 312, Atlanta, Georgia 30326.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated October 17, 1997, as may be further amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of One Million Dollars ($1,000,000) (the "Committed Revolving Line"). Defined terms used herein without definition shall have the same meaning ascribed thereto in the Loan Agreement. The purpose of this Loan Modification Agreement is to create a Committed Equipment Line in the original principal amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000) (the "Committed Equipment Line"), upon the terms and conditions set forth herein.

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Committed Revolving Line and Committed Equipment Line is secured by the Collateral as described in the Loan Agreement. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Committed Revolving Line and Committed Equipment Line shall be referred to as the "Security Documents". Hereinafter, the Loan Agreement, the Security Documents, together with all other documents evidencing or securing the Committed Revolving Line, shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS

         A.       Modification to Revolving Facility.

                  1. In accordance with the modifications to the Loan Agreement set forth below, the Bank shall establish the Committed Revolving Line on behalf of Borrower.

         B.       Modifications to Loan Agreement.

                  1. The following definitions shall be added in the appropriate place, based upon alphabetical order, to
                           Section 1 "Definitions and Construction" of the Loan
                           Agreement:

                  "Committed Equipment Line" means a Credit Extension of up to Two Hundred Fifty Thousand and No/100 Dollars ($250,000) for the purchase of equipment.

                           "Equipment Advance" has the meaning set forth in
                           Section 2.1.3.

                           "Equipment Availability End Date" has the meaning set forth in Section 2.1.3.

                           "Equipment Maturity Date" means the maturity date for the repayment by monthly amortization of the Committed Equipment Line, which shall be August 31, 2001."

                  2. The definition of "Credit Extension" in Section 1, "Definitions and Construction" of the Loan Agreement is deleted in its entirety and replaced with the following:

                           "Credit Extension" means each Advance, Equipment Advance, Letter of Credit, or other extension of credit by Bank for the benefit of Borrower hereunder."

                  3. The definition of "Payment Date" in Section 1, "Definitions and Construction" of the Loan Agreement is deleted in its entirety and replaced with the following:

                           "Payment Date" means the SIXTEENTH (16th) calendar day of each month commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date as to the Committed Revolving Line and the Equipment Maturity Date as to the Committed Equipment Line."

                  4. Section 2.1, "Credit Extensions" of the Loan Agreement is amended by adding the following Section
                           2.1.3 thereto:

                           "2.1.3 Equipment Advances.

                                  (a) Subject to and upon the terms and
                  conditions of this Agreement, at any time from the date hereof through September 30, 1998 (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line. To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. The Equipment Advances shall be used only to purchase equipment purchased on or after January 1, 1998 and shall not exceed One-Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software may, however, constitute up to twenty-five percent (25%) of the aggregate of all Equipment Advances.

                                  (b) Interest shall accrue from the date of
                  each Equipment Advance at the per annum rate equal to one and one-half (1.5) percentage points above the Prime Rate and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on the Equipment Availability End Date will be payable in thirty-six (36) equal monthly installments of principal and interest, beginning on the Payment Date of the month following the Equipment Availability End Date and ending on the Equipment Maturity Date, at which time all unpaid Equipment Advances, interest accrued thereon and all other charges, shall be due and payable in full. Equipment Advances, once repaid, may not be reborrowed.

                                  (c) When Borrower desires to obtain an
                  Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the equipment to be financed.

                                  (d) In addition to the facility fee set forth
                  in Section 2.5(a) hereof, Borrower shall pay a facility fee for the Committed Equipment Line equal to Two Thousand Five Hundred and No/100 Dollars ($2,500.00), which fee shall be due on the date of the Loan Modification Agreement and shall be fully earned and non-refundable."

                  5. Section 2.3(a) of the Loan Agreement is amended by deleting the reference to "Credit Extensions" therein and replacing it with the term "Advances."

                  6. The first sentence of Section 2.7 of the Loan Agreement is deleted in its entirety and replaced with the following:

                           "Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to 12.7, shall continue in full force and effect until all Obligations are paid in full."

                  7. Section 6.3(f) of the Loan Agreement is amended by deleting the reference to "fifteen (15) days" therein and replacing it with "twenty (20) days."

                  8. Section 10 of the Loan Agreement is hereby amended by deleting the current address for notice to the Bank and inserting the following:

                  "If to Bank:         Silicon Valley Bank
                                       3343 Peachtree Road, N.E.
                                       Suite 312
                                       Atlanta, Georgia 30326
                                       Attn: Gerry Benson
                                       Fax: (404) 261-2202"

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

         (a) Borrower has adequate corporate power and authority to execute and deliver this Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower, and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Certificate of Incorporation or bylaws, or any other indenture, agreement or undertaking to which Borrower is a party. This Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by equitable principles.

         (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Existing Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

         (c) Upon the execution and delivery of this Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 6 hereof, no Event of Default shall exist and be continuing.

6.       CONDITIONS PRECEDENT.

         (a) The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

                  (1) All of the representations and warranties made by Borrower in Section 5 hereof shall be true and correct;

                  (2) Bank shall receive in form and substance satisfactory to Bank, a Certificate of the President of Borrower as to the satisfaction of the condition specified in clause (1) of this Section 6(a);

                  (3) Bank shall have received, in form and substance satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate;

                  (4) Borrower's payment of the facility fee for the Committed Equipment Line; and

                  (5)      Execution and delivery of an Equipment Promissory
Note in the principal amount of $250,000.

Upon satisfaction of each of the conditions precedent set forth in this Section 6(a), the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof.

         (b) From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, Bank's obligations to make any Credit Extensions to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Credit Extensions as if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Credit Extension. From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, each request by Borrower for a Credit Extension under the Loan Agreement and the other Loan Documents shall be deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 7(b) have been met.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Obligations, including, but not limited to, the Committed Revolving Line and Committed Equipment Line.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents and herein, and Borrower hereby ratifies and affirms all such representations and warranties as if fully restated herein. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modification of the Existing Loan Documents pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Loan Modification Agreement shall constitute a novation or satisfaction of the Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. MISCELLANEOUS. This Loan Modification Agreement shall be considered a "Loan Document" under and as defined in the Loan Agreement. This Loan Modification Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflicts of law principles thereof), and shall take effect as a sealed
instrument under such laws.   BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH
ITS PROPERTIES, UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                   BANK:


T/R SYSTEMS, INC.                           SILICON VALLEY BANK, doing
                                            business as SILICON VALLEY
                                            EAST

By: /s/ Lyle W. Newkirk                     By: /s/ Gerard F. Benson
   --------------------------------            --------------------------------

Name: Lyle W. Newkirk                       Name: Gerard F. Benson
     ------------------------------              ------------------------------

Title: VP & CFO                             Title: AVP
      -----------------------------               -----------------------------




                                            SILICON VALLEY BANK




                                            By: /s/
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title: VP
                                                  -----------------------------
                                                  (Signed in Santa Clara, CA)

                                     SECOND
                          LOAN MODIFICATION AGREEMENT

         This Second Loan Modification Agreement is entered into as of October 16, 1998, by and between T/R Systems, Inc., a Georgia corporation ("Borrower") whose address is 1300 OakBrook Parkway, Norcross, Georgia 30093 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 3343 Peachtree Road, N.E., Suite 312, Atlanta, Georgia 30326.

         1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement dated October 17, 1997, as amended by a Loan Modification Agreement dated March 31, 1998 between Borrower and Lender and as may be amended further from time to time
(the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of One Million
Dollars ($1,000,000) (the "Committed Revolving Line") and a Committed Equipment Line in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Committed Equipment Line").

         The purpose of this Second Loan Modification Agreement is to increase the maximum principal available under the Committed Revolving Line and to make such other modifications, upon the terms and conditions set forth herein.

         Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement. Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness."

         2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement. Hereinafter, above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents." Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

         3.       DESCRIPTION OF CHANGE IN TERMS.

                  A.       Modification to Revolving Facility.

                           (1) The Committed Revolving Line is hereby renewed, and the maturity date is extended from October 16, 1998 to October 15, 1999. The Committed Revolving Line shall be and is hereby increased from One Million Dollars ($1,000,000) to Two Million Dollars ($2,000,000).

                  B.       Modifications to Loan Agreement.

                           (1) The definition of "Committed Revolving Line" in the Loan Agreement is amended by deleting "One Million Dollars ($1,000,000)" and simultaneously inserting in lieu thereof "Two Million Dollars ($2,000,000)."

                           (2) The definition of "Revolving Maturity Date" in the Loan Agreement is deleted and is replaced with the following:

                                    "'Revolving Maturity Date' means October
                                    15, 1999."

                           (3) Section 2.2 is hereby amended by deleting it in its entirety and replacing it with the following:

                                    Section 2.2 Overadvances. If, at any time or for any reason, (i) the amount owed by Borrower to Bank pursuant to Sections 2.1.1 and 2.1.2 exceeds the lesser of the Committed Revolving Line or the Borrowing Base or (ii) the amount owed by Borrower to Bank pursuant to Section 2.3 exceeds the Committed Equipment Line, then Borrower shall immediately pay to Bank, in cash, the amount of such excess.

                           (4) Section 6.3(a) of the Loan Agreement is amended by deleting the reference to "twenty-five (25) days" and replacing it with "thirty (30) days."

                           (5) Section 6.3(f) and 6.3(g) of the Loan Agreement, as amended, are deleted in their entirety and replaced with the following:

                                             (f)      Within twenty (20) days
                                    after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable.

                                             (g)      Within thirty (30) days
                                    after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

                           (6) Section 6.7 of the Loan Agreement, as amended, shall be deleted in its entirety and replaced with the following:

                                    "Borrower shall maintain with Bank at all times (a) a demand deposit account ("DDA") with a balance of no less than $30,000, and (b) a money market account with a balance of no less than $200,000."

                           (7) Section 6.8 of the Loan Agreement, as amended, is deleted and replaced with the following:

                                    "6.8 Quick Ratio. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities less deferred revenues of at least 1.50 to 1.00."

                           (8) Section 6.9 of the Loan Agreement, as amended, is deleted and replaced with the following:

                                    "6.9 Tangible Net Worth. At all times
                                    after the hereof, Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than $4,500,000."

                           (9) A copy of the new Compliance Certificate of Borrower is attached hereto as Exhibit "A."

                           (10) Section 10 of the Loan Agreement, as amended, is hereby amended by deleting the current address for notice to Borrower and inserting the following:

                                        T/R Systems, Inc.
                                        1300 Oak Brook Parkway
                                        Norcross, Georgia 30093
                                        Attn: President
                                        Fax: (770) 448-3202

         4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

         5. PAYMENT OF LOAN FEE. Borrower shall pay to Lender an annual loan fee in the amount of Ten Thousand Dollars ($10,000) for the Committed Revolving Line (the "Loan Fees").

         6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

                  (a) Borrower has adequate corporate power and authority to execute and deliver this Second Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Second Loan Modification Agreement and the other Modification

Documents has been duly authorized, executed and delivered by Borrower, and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Articles of Incorporation or bylaws, or any other indenture, agreement or undertaking to which Borrower is a party. This Second Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by equitable principles.

                  (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Existing Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

                  (c) Upon the execution and delivery of this Second Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 7 hereof, no default shall exist and be continuing.

         7.       CONDITIONS PRECEDENT.

                  (a) The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

                           (1) All of the representations and warranties made by Borrower in Section 6 hereof shall be true and correct;

                           (2) Lender shall receive in form and substance satisfactory to Lender, a Certificate of the President of Borrower as to the satisfaction of the condition specified in clause (1) of this Section 7(a);

                           (3) Lender shall have received, in form and substance satisfactory to Lender, such other documents as Lender shall deem necessary and/or appropriate;

                           (4)      Borrower's payment of the Loan Fees;

                           (5) Execution and delivery of an Amended and Restated Committed Revolving Line Note in the principal amount of $2,000,000 having a maturity date of October 15, 1999;

                           (6)      Delivery of a corporate resolution
                                    authorizing the renewal and extension of the Committed Revolving Line; and

                           (7) Delivery of a current certificate of good standing of Borrower issued by the State of Georgia.

Upon satisfaction of each of the conditions precedent set forth in this Section 7(a), the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof.

                  (b) From and after the satisfaction of the conditions precedent set forth in Section 7(a) hereof, Lender's obligations to make any Advances to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Advance as if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Advance. From and after the satisfaction of the conditions precedent set forth in Section 7(a) hereof, each request by Borrower for an Advance under the Loan Agreement and the other Loan Documents shall be deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 7(b) have been met.

         8. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness, including, but not limited to, the Committed Revolving Line.

         9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the Existing Loan Documents, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents and herein, and Borrower hereby ratifies and affirms all such representations and warranties as if fully restated herein. Except as expressly modified pursuant to this Second Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modification of the Existing Loan Documents pursuant to this Second Loan Modification Agreement in no way shall obligate Lender to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Second Loan Modification Agreement shall constitute a novation or satisfaction of the Borrower's Indebtedness to Lender. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Second Loan Modification Agreement. The terms of this paragraph apply not only to this Second Loan Modification Agreement, but also to all subsequent loan modification agreements.

         10. MISCELLANEOUS. This Second Loan Modification Agreement shall be considered a "Loan Document" as defined in the Loan Agreement. This Agreement shall be governed by, and construed in accordance with, the internal laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of law. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         This Second Loan Modification Agreement is executed as of the date first written above.


BORROWER:                                    LENDER:

T/R SYSTEMS, INC.                            SILICON VALLEY BANK, doing
                                             business as SILICON VALLEY
                                             EAST

By: /s/ Lyle W. Newkirk                      By: /s/
   -------------------------------              --------------------------------
Name: Lyle W. Newkirk                        Name:
     -----------------------------                ------------------------------
Title: Vice President: CFO                   Title: SVP
      ----------------------------                 -----------------------------

                                             SILICON VALLEY BANK


                                             By: /s/ Amy B. Young
                                              ----------------------------------
                                             Name: Amy B. Young
                                                  ------------------------------
                                             Title: Vice President
                                                  ------------------------------
                                             (signed in Santa Clara, CA)

                                   EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:           SILICON VALLEY BANK ("Bank")

FROM:         T/R SYSTEMS, INC. ("Borrower")

         The undersigned authorized Responsible Officer of T/R Systems, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of October 12, 1997 between Borrower and Bank, as amended by that certain Modification Agreement dated March 31, 1998 and that certain Second Loan Modification Agreement dated October 16, 1998 by and between Borrower and Bank and as may be amended from time to time (the "Agreement"), (i) Borrower is in complete compliance for the period ending ____________________ with all required covenants except as noted below, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, and (iii) no Event of Default, and no event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with General Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                              REQUIRED                                          COMPLIES
------------------                              --------                                          --------
Monthly financial statements                    Monthly within 30 days                            Yes   No
Annual (CPA Audited)                            FYE within 120 days                               Yes   No
A/R Aging                                       Monthly within 20 days                            Yes   No
A/R Audit                                       Annual                                            Yes   No

FINANCIAL COVENANT                              REQUIRED                 ACTUAL                  COMPLIES
------------------                              --------               ----------                --------
Maintain on a Monthly Basis:
   Minimum Quick Ratio                          1.5:1.0                ______:1.0                 Yes   No
   Minimum Tangible Net Worth                   $4,500,000             $_________                 Yes   No

COMMENTS REGARDING EXCEPTIONS: SEE ATTACHED

                                                       BANK USE ONLY
                                             Received By:
                                                         ----------------------
                                             Date:
                                                  -----------------------------
                                             Verified:
                                                      -------------------------
                                             Date:
                                                  -----------------------------
T/R SYSTEMS, INC.                            Compliance Status:       Yes    No

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                              AMENDED AND RESTATED
                           REVOLVING PROMISSORY NOTE

$2,000,000.00                                            October 16, 1998

         FOR VALUE RECEIVED, the undersigned, T/R SYSTEMS, INC., a Georgia corporation ("Borrower"), promises to pay to the order of Silicon Valley Bank, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in accordance with the Loan and Security Agreement dated October 17, 1997, as amended by that certain Loan Modification Agreement dated as of March 31, 1998 and that certain Second Loan Modification Agreement as of the date hereof between Borrower and Bank (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement") the principal sum of Two Million Dollars ($2,000,000.00) or such lesser amount as may constitute the unpaid principal amount of the Advances made by Bank to Borrower, in lawful money of the United States, and to pay interest in like money at such office or place from the date hereof to the date of payment in full hereof (whether by acceleration or otherwise) on the unpaid principal balance hereof at a rate per annum which shall be equal to one percentage point (1.00) in excess of the Prime Rate (as hereinafter defined) in effect from time to time, which interest rate shall change as the Prime Rate changes. Interest shall be payable monthly in arrears on the sixteenth (16th) calendar day of each month, commencing on November 16, 1998 until maturity, and thereafter on demand. Interest shall be calculated on the basis of actual days elapsed over a 360-day year. The unpaid principal amount of this Note, and accrued interest thereon, shall be payable on the Revolving Maturity Date, under and as defined in the Loan Agreement referred to hereinabove or earlier as hereinafter provided. Bank's computation of amounts outstanding hereunder from time to time shall be, as between Bank and Borrower, final, conclusive and binding for all purposes, absent manifest error.

         "Prime Rate" shall mean the rate which Bank announces from time to time as its prime rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         This Note is issued pursuant to the Loan Agreement and is subject to and governed by the terms and conditions thereof. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.
Reference is made to the Loan Agreement for provisions regarding mandatory and optional payments and prepayments hereof, acceleration of the maturity hereof by Bank upon the happening of certain stated events, and rates of interest after default.

         This Note is secured by the Loan Agreement, certain of the other Loan Documents, the Collateral and the other agreements and instruments referred to in the Loan Agreement, all as more particularly described and provided therein, and is entitled to the benefits thereof.

         Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to the extension of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. Borrower agrees to pay all amounts of principal, interest and fees under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which, except offsets, recoupments or counterclaims which could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action, are hereby waived by Borrower.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by Borrower or any successor or assign of Borrower, and Bank or any holder hereof.

         In the event Bank or any holder hereof shall retain or engage an attorney to collect, enforce or protect its interests with respect to this Note, Borrower shall pay all of the reasonable costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees, whether or not suit is instituted.

         This Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflicts of law principles thereof), and shall be binding upon the successors and assigns of Borrower and insure to the benefit of Bank and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         This Note is an amendment and restatement of that certain Revolving Promissory Note dated October 17, 1997 ("Original Note") by Borrower payable to Bank. It is not intended and shall not be construed to be a novation of the Original Note or the indebtedness evidenced thereby.

         This Note shall take effect as an instrument under seal in The Commonwealth of Massachusetts.

                                        T/R SYSTEMS, INC.

                                        By: /s/ Michael E. Kohlsdorf
                                            ------------------------------------
                                        Title:   President / CEO
                                              ----------------------------------

ATTEST: /s/ Lyle Newkirk, CFO
        ----------------------------
        Secretary

            [CORPORATE SEAL]

                            CERTIFICATE OF OFFICER

         I, the undersigned, the duly elected President of T/R SYSTEMS, INC., a Georgia corporation (the "Company" does hereby certify that:

         (a) All representations and warranties of the Company which are contained in Section 6 of the Second Loan Modification Agreement of even date herewith (the "Second Modification Agreement") by and between the Company and Silicon Valley Bank (the "Bank") are true and correct on and as of the date hereof.

         (b) The Company has performed and complied in all material respects with all terms and conditions set forth in the Second Modification Agreement and the other documents executed or delivered in connection therewith required to be performed or complied with by the Company on or prior to the date hereof, and the consummation of the transactions to be effected on the date hereof shall not result in an Event of Default, or an event which with notice or passage of time or both would become an Event of Default.

         Except as otherwise indicated, capitalized terms used herein shall have the respective meanings ascribed to such terms in the Loan and Security Agreement dated as of October 17, 1997 between the Company and the Bank, as amended by that certain Loan Modification Agreement dated March 31, 1998 by and between the Company and the Bank, as amended by the Second Modification Agreement and as amended from time to time and in effect as of the date hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of October, 1998.


                                        /s/ Michael E. Kohlsdorf
                                        ----------------------------------------
                                            Michael E. Kohlsdorf, President

                               T/R SYSTEMS, INC.

                            CERTIFICATE OF SECRETARY

         I, the undersigned, the duly elected Secretary of T/R SYSTEMS, INC., a Georgia corporation (the "Company") hereby certify that:

         1. Attached hereto as Exhibit A is a true and correct copy of each amendment to the Articles of Incorporation of the Company effected after March 31, 1998, which amendments have been certified by the Secretary of State of Georgia. The Articles of Incorporation, as so amended, are in full force and effect on the date hereof, and no action has been taken or is pending to further amend the same.

         2. Attached hereto as Exhibit B is a true and correct copy of each amendment to the bylaws of the Company effected after March 31, 1998. The bylaws, as so amended, are in effect on the date hereof, and no action has been taken or is pending to further amend the same.

         3. The Resolutions of the Board of Directors of the Company contained in the Corporate Borrowing Resolutions executed October 17, 1997 and March 31, 1998 by the Secretary of the Company remain in full force and effect on the date hereof, and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have executed this Certificate this 16th day of October, 1998.


                                            /s/ Lyle Newkirk
                                            ------------------------------------
                                            Secretary

         The undersigned hereby certifies that the person executing the above Certificate as Secretary of the Company is, on and as of the date hereof, the duly elected qualified and acting Secretary of the Company, and the signature of such person appearing above is such person's true signature.


                                            /s/ Michael E. Kohlsdorf
                                            ------------------------------------
                                            Michael E. Kohlsdorf, President,
                                            CEO

                          THIRD LOAN MODIFICATION AGREEMENT

         This Third Loan Modification Agreement is entered into as of January 18, 1999, by and between T/R Systems, Inc., a Georgia corporation ("Borrower") whose address is 1300 Oakbrook Drive, Norcross, Georgia 30093, and Silicon Valley Bank, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 3343 Peachtree Road, N.E., Suite 312, Atlanta, Georgia 30326.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated October 17, 1997, as amended by a Loan Modification Agreement dated March 31, 1998 between Borrower and Bank, a Second Loan Modification Agreement dated October 16, 1998 between Borrower and Bank, and as may be further amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Two Million Dollars ($2,000,000) (the "Committed Revolving Line") and a Committed Equipment Line in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Committed Equipment Line"). Defined terms used herein without definition shall have the same meaning ascribed thereto in the Loan Agreement. The purpose of this Loan Modification Agreement is to make certain modifications to the Committed Equipment Line.

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Committed Revolving Line and Committed Equipment Line is secured by the Collateral as described in the Loan Agreement. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Committed Revolving Line and Committed Equipment Line shall be referred to as the "Security Documents". Hereinafter, the Loan Agreement, the Security Documents, together with all other documents evidencing or securing the Committed Revolving Line, shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

          A.       Modification to Revolving Facility.

                   1. In accordance with the modifications to the Loan Agreement set forth below, the Equipment Availability End Date for the Committed Equipment Line shall be and hereby is extended to December 31, 1998.

          B.       Modifications to Loan Agreement.

                   1.      The definition of "Equipment Maturity Date" in
                           Section 1 "Definitions and Construction" of the Loan Agreement is deleted and replaced with the following:

                           "Equipment Maturity Date" means the maturity date for the repayment by monthly amortization of the Committed Equipment Line, which shall be November 30, 2001."

                  2. The first sentence of Section 2.1.3 of the Loan Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

                          "2.1.3   Equipment Advances.

                                   (a) Subject to and upon the terms and
                  conditions of this Agreement, at any time from the date hereof through December 31, 1998 (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line."

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

         (a) Borrower has adequate corporate power and authority to execute and deliver this Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower, and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Certificate of Incorporation or bylaws, or any other indenture, agreement or undertaking to which Borrower is a party. This Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by equitable principles.

         (b) All of the representations and warranties made by Borrower in the Loan Agreement and the other Existing Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

         (c) Upon the execution and delivery of this Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 6 hereof, no Event of Default shall exist and be continuing.

6.       CONDITIONS PRECEDENT.

         (a) The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

                  (1) All of the representations and warranties made by Borrower in Section 5 hereof shall be true and correct;

                  (2) Bank shall receive in form and substance satisfactory to Bank, a Certificate of the President of Borrower as to the satisfaction of the condition specified in clause (1) of this Section 6(a);

                  (3) Bank shall have received, in form and substance satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate; and

                  (5) Execution and delivery of an Amended and Restated Equipment Promissory Note in the principal amount of $250,000.

Upon satisfaction of each of the conditions precedent set forth in this Section 6(a), the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof.

         (b) From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, Bank's obligations to make any Credit Extensions to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Credit Extensions as if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Credit Extension. From and after the satisfaction of the conditions precedent set forth in Section 6(a) hereof, each request by Borrower for a Credit Extension under the Loan Agreement and the other Loan Documents shall be deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 7(b) have been met.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Obligations, including, but not limited to, the Committed Revolving Line and Committed Equipment Line.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents and herein, and Borrower hereby ratifies and affirms all such representations and warranties as if fully restated herein. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modification of the Existing Loan Documents pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Loan Modification Agreement shall constitute a novation or satisfaction of the Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. MISCELLANEOUS. This Loan Modification Agreement shall be considered a "Loan Document" under and as defined in the Loan Agreement. This Loan Modification Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflicts of law principles thereof), and shall take effect as a sealed instrument under such laws. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                       BANK:

T/R SYSTEMS, INC.                               SILICON VALLEY BANK, doing
                                                business as SILICON VALLEY
                                                EAST

By: /s/ Lyle W. Newkirk                         By: /s/ T. Vertin
   ---------------------------------               ------------------------
Name:   Lyle W. Newkirk                         Name: T. Vertin
     -------------------------------                 ----------------------


Title: VP, Secretary, Treasurer, CFO            Title: SVP
      ------------------------------                  ---------------------

                                                SILICON VALLEY BANK

                                                By:
                                                   ------------------------

                                                Name:
                                                     ----------------------

                                                Title:
                                                      ---------------------
                                                (signed in Santa Clara, CA)

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                       BANK:

T/R SYSTEMS, INC.                               SILICON VALLEY BANK, doing
                                                business as SILICON VALLEY
                                                EAST

By: /s/ Lyle W. Newkirk                         By: /s/ T. Vertin
   ---------------------------------               ------------------------
Name:   Lyle W. Newkirk                         Name: T. Vertin
     -------------------------------                 ----------------------

Title: VP, Secretary, Treasurer, CFO             Title: SVP
      ------------------------------                  ---------------------

                                                SILICON VALLEY BANK

                                                By: /s/ Michelle D. Giannini
                                                   -------------------------

                                                Name: MICHELLE D. GIANNINI
                                                     ----------------------

                                                Title: ASST. VICE PRES.
                                                      ---------------------
                                                (signed in Santa Clara, CA)

                              AMENDED AND RESTATED
                         EQUIPMENT LINE PROMISSORY NOTE

$250,000.00                                                   Norcross, Georgia
                                                              January 18, 1999

         FOR VALUE RECEIVED, the undersigned, T/R SYSTEMS, INC., a Georgia corporation ("Borrower"), promises to pay to the order of Silicon Valley Bank, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in accordance with the Loan and Security Agreement dated as of October 17, 1997, as amended by that certain Loan Modification Agreement dated March 31, 1998, that certain Second Loan Modification Agreement dated October 16, 1998 and a Third Loan Modification Agreement of even date between Borrower and Bank (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement") the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00) or such lesser amount as may constitute the unpaid principal amount of the Equipment Advances made by Bank to Borrower, in lawful money of the United States, and to pay interest in like money at such office or place from the date hereof to the date of payment in full hereof (whether by acceleration or otherwise) on the unpaid principal balance hereof at a rate per annum which shall be equal to one and one half percentage point (1.50) in excess of the Prime Rate in effect from time to time, which interest rate shall change as the Prime Rate changes. Interest on the unpaid Equipment Advances shall be payable monthly on each Payment Date for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on the Equipment Availability End Date will be payable in thirty-six (36) equal monthly installments of principal and interest, beginning on the Payment Date of the month following the Equipment Availability End Date and ending on the Equipment Maturity Date, at which time all unpaid principal hereunder, accrued interest and other charges shall be due and payable in full. Interest shall be calculated on the basis of actual days elapsed over a 360-day year. Bank's computation of amounts outstanding hereunder from time to time shall be, as between Bank and Borrower, final, conclusive and binding for all purposes, absent manifest error.

         This Note is issued pursuant to, the Loan Agreement and is subject to and governed by the terms and conditions thereof. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.
Reference is made to the Loan Agreement for provisions regarding mandatory and optional payments and prepayments hereof, acceleration of the maturity hereof by Bank upon the happening of certain stated events, and rates of interest after default.

         This Note is secured by the Loan Agreement, certain of the other Loan Documents, the Collateral and the other agreements and instruments referred to in the Loan Agreement, all as more particularly described and provided therein, and the holder of this Note is entitled to the benefits thereof.

         Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. Borrower agrees to pay all amounts of principal, interest and fees under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which, except offsets, recoupments or counterclaims which could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action, are hereby waived by Borrower.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by Borrower or any successor or assign of Borrower, and Bank or any holder hereof.

         In the event Bank or any holder hereof shall retain or engage an attorney to collect, enforce or protect its interests with respect to this Note, Borrower shall pay all of the reasonable costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees, whether or not suit is instituted.

         This Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflicts of law principles thereof), and shall be binding upon the successors and assigns of Borrower and inure to the benefit of Bank and its successors, endorsees and assigns If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         This Note is an amendment and restatement of that certain Equipment Line Promissory Note dated March 31, 1998 ("Original Note") by Borrower payable to Bank. It is not intended and this Note shall not be construed to be a novation of the Original Note or the indebtedness evidenced thereby.

         This Note shall take effect as an instrument under seal in The Commonwealth of Massachusetts.



                               T/R SYSTEMS, INC.


                               By: /s/ Lyle W. Newkirk
                                  ------------------------------
                                  Title:

ATTEST: /s/
       --------------------

                           [SILICON VALLEY BANK LOGO]



February 2, 1999

Lyle W. Newkirk
VP of Finance and CFO
T/R Systems, Inc.
1300 Oakbrook Drive
Norcross, GA 30093

Dear Lyle W. Newkirk:

Silicon Valley Bank hereby agrees to include in Eligible Accounts, as defined in the Loan and Security Agreement dated October 17, 1997, as amended, the foreign receivables from Minolta Co. LTD. Receivables from Minolta Co. LTD. shall be deemed as eligible Accounts Receivables subject to existing advance and standard eligibility requirements. We reserve the right to withdraw this addition to Eligible Accounts upon prior written notice to you.

Cordially,

/s/ Gerry Benson

Gerry Benson
Vice President

Agreed and accepted this 2nd day of February 1999.

T/R Systems, Inc.



/s/ Lyle W. Newkirk
-----------------------------------
Lyle Newkirk, VP of Finance and CFO